Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated November 24, 2020, with respect to the consolidated financial statements and financial statement schedule II, incorporated herein by reference.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 18, 2022